EXHIBIT 10.1

Execution Draft

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 22, 2021 (the “Effective Date”) by and among First Mid Bancshares, Inc., a Delaware corporation (the “Company”), and the Persons (as defined below) listed on Exhibit A hereto (each such Person hereunder and such Person's successors and permitted assigns, in each case to the extent holding Registrable Securities, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, the Company, Eval Sub Inc., (“Merger Sub”), LINCO Bancshares, Inc., a Missouri corporation (“Target”), and the Holders, entered into that certain Agreement and Plan of Merger dated as of September 25, 2020 (the “Merger Agreement”), pursuant to which, among other things, Merger Sub merged with and into Target (the “Merger”).

WHEREAS, in connection with the Merger and pursuant to the Merger Agreement, the Company paid and issued to the Holders at the Closing (as defined in the Merger Agreement) (a) an amount of cash, as provided pursuant to the terms of the Merger Agreement, and (b) shares of the Company’s common stock, par value $4.00 per share, identified on Exhibit A hereto (the “Shares”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company agreed to grant certain registration rights to the Holders as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“2020 10-K” has the meaning set forth in Section 3.1(b)

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, or is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means any day, other than a Saturday, Sunday or one on which banks are authorized by law to be closed in Mattoon, Illinois.

“Company Indemnitee” has the meaning set forth in Section 4.1(b).

“Control” (including, with its correlative meanings, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Effective Date” has the meaning set forth in the preamble.

“Effectiveness Period” has the meaning set forth in Section 3.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Grace Period” has the meaning set forth in Section 3.2(h).

“Holder Indemnitee” has the meaning set forth in Section 4.1(a).

“Indemnified Party” has the meaning set forth in Section 4.1(c).

“Indemnifying Party” has the meaning set forth in Section 4.1(c).

“Initial Effectiveness Date” has the meaning set forth in Section 3.1(b)

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Permitted Transferee” means (a) with respect to a Holder that is an individual, (i) the individual’s parents and spouse and any of his or her lineal descendants (including by adoption), siblings and their respective spouses, and any person (other than a tenant or employee) sharing the household of such individual, or (ii) any trust for the primary benefit of the Holder and/or any person or persons identified in clause (a)(i) and any partnership, limited liability company, corporation or any other legal entity Controlled by the Holder and/or any person or persons identified in clause (a)(i), and (b) with respect to any Holder that is a trust, partnership, limited liability company, corporation or other legal entity, any one or more of the trustees, grantors, settlors, beneficiaries, partners, members, shareholders or other owners, as applicable, of such entity.

“Person” means any natural person, corporation, limited liability company, partnership, association, trust or other entity.

“Registrable Securities” means the Shares issued to the Holders pursuant to the Merger Agreement and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such securities; provided, however, that Registrable Securities shall cease to be Registrable Securities with respect to a particular Holder when (i) such securities have been disposed of in accordance with the Registration Statement or pursuant to Rule 144; or (ii) such securities cease to be outstanding.

“Registration Expenses” means all expenses incurred by the Company in effecting the registration pursuant to this Agreement, including all registration and filing fees, fees and expenses relating to the listing or inclusion of the Registrable Securities on Nasdaq, printing expenses, fees and disbursements of counsel for the Company, “blue sky” fees and expenses, and expenses of the Company’s independent registered public accounting firm in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

“Registration Statement” has the meaning set forth in Section 3.1(a).

“Rule 144” means Rule 144 under the Securities Act or any successor or other similar rule, regulation or interpretation of the SEC that may at any time permit the sale of Registrable Securities to the public without registration.

“Rule 405” means Rule 405 under the Securities Act or any successor or other similar rule.

“Rule 415” means Rule 415 under the Securities Act or any successor or other similar rule providing for offering securities on a continuous or delayed basis.

“Rule 424” means Rule 424 under the Securities Act or any successor or other similar rule.

“Shares” has the meaning set forth in the recitals.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means the following expenses incurred by the Holders in connection with the offer and sale of Registrable Securities: all discounts, selling commissions, fees of selling brokers, dealer managers and similar securities industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel for the Company included in Registration Expenses).

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, testamentary disposition, operation of law or otherwise) any Shares.

“Violation” has the meaning set forth in Section 4.1(a).

ARTICLE II

TRANSFER RESTRICTIONS

Section 2.1 General Transfer Restrictions. The right of any Holder to Transfer any Shares held by it is subject to the restrictions set forth below.

(a)       Each Holder acknowledges that the Shares have not been registered under the Securities Act and may not be Transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Holder covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state and foreign securities laws. In connection with any Transfer of the Shares other than a Transfer (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144, the Company may require the Holder to provide to the Company an opinion of counsel selected by the Holder thereof and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration under the Securities Act.

(b)       Each Holder agrees to the affixing, so long as is required by this Section 2.1, of the following legend on any certificate or book-entry position evidencing any of the Shares:

RESTRICTED SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND WHICH MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

Certificates or book-entry positions evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to an effective registration statement (including the Registration Statement described in Section 3.1) covering the resale of the Shares, (ii) following any sale of such Shares pursuant to Rule 144 or if the Shares are transferrable by a Person who is not an Affiliate of the Company or the applicable Holder pursuant to Rule 144 without any volume or manner of sale restrictions thereunder, (iii) if Holder is not an Affiliate of the Company, six (6) months following the Closing, provided, however, that in the case of (i), (ii) and (iii), above, the Holder provides the Company with customary legal representation letters reasonably acceptable to the Company or (iv) if the Holder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act. Whenever such restrictions shall cease and terminate as to any Shares, the Holder of such securities shall be entitled to receive from the Company upon a written request in writing, without expense, new securities of like tenor not bearing the legend set forth herein, and such new securities shall be issued promptly, but in no event less than five (5) Business Days after a written request to remove such legends.

ARTICLE III

REGISTRATION AND PROCEDURES

Section 3.1 S-3 Registration.

(a)       In compliance with the terms of this Agreement, the Company shall prepare and file with the SEC a registration statement on Form S-3 (or such other form that the Company is then eligible to use if not eligible to use Form S-3) covering the resale as a secondary offering to be made on a continuous basis pursuant to Rule 415 of all Registrable Securities. The registration statement (or new registration statement) required to be filed pursuant to this Section 3.1, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement other than a registration statement on Form S-4 or S-8, is referred to herein as the “Registration Statement.”

(b)       As soon as practicable following the Closing Date (as defined in the Merger Agreement) but in any event not more than (x) five (5) Business Days following the Company’s filing of its annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 10-K”), or (y) five (5) Business Days following the Closing Date if such date is after the date the Company files the 2020 10-K, the Company shall prepare and file with the SEC the Registration Statement registering the resale of the Registrable Securities; provided, however, that the Company shall not be required to file a Registration Statement (or any amendment thereto) or, if a Registration Statement has been filed but not declared effective by the SEC, request effectiveness of such Registration Statement, if during any such time that (i) the Company’s insider trading policy would prohibit directors or executive officers of the Company from trading in the Company’s securities, (ii) the Company otherwise is in a “blackout” period in which the Company is prohibited from registering any securities for its own account or that of any other existing or prospective stockholder or trading in the Company’s securities, or (iii) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared and, in the case of each of clauses (i), (ii) and (iii), the time periods with respect to filing or effectiveness thereof shall be tolled correspondingly; provided, further, that the Company shall not be required, if a Registration Statement has been filed but not declared effective by the SEC, to request effectiveness of such Registration Statement until any financial statements that are required to be filed with the SEC by the Company related to the Merger in accordance with Item 2.01 of Form 8-K are so filed, and the time periods with respect to effectiveness thereof shall be tolled correspondingly. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after such filing and to keep the Registration Statement continuously effective as promptly as practical and in compliance with the Securities Act and usable for resale of Registrable Securities covered thereby from the date of its initial effectiveness (the “Initial Effectiveness Date”) until three (3) years following the Initial Effectiveness Date (such period, the “Effectiveness Period”); provided, however, that nothing in this Agreement shall require the Company to maintain any Registration Statement once all Registrable Securities may be sold pursuant to Rule 144 without any limitation as to manner-of-sale restrictions or volume limitations.

(c)       It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.1 or Section 3.2 with respect to Registrable Securities of a Holder that the Holder shall furnish to the Company such information regarding such Holder as required under Section 3.4(a).

(d)       Holders shall be given a reasonable opportunity to review and reasonably comment on the Registration Statement prior to filing. The Plan of Distribution in the Registration Statement shall include provisions customary for resales by selling shareholders, including that sales may be effected in transactions described in Question 6 of Exhibit B.

Section 3.2 Registration Procedures; Company Obligations. The Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with Section 3.1, and in connection therewith shall have the following obligations:

(a)       No later than the first (1st) Business Day after the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424. The Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, shall comply as to form and content with the applicable requirements of the Securities Act and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made (in the case of any prospectus), not misleading.

(b)       Subject to Section 3.2(h), the Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement and timely file and incorporate by reference such Company reports filed under the Exchange Act as may be necessary to keep the Registration Statement effective and usable for resale of the Registrable Securities covered thereby at all times during the Effectiveness Period. The Company shall use commercially reasonable efforts to cause any post-effective amendment to the Registration Statement that is not effective upon filing to become effective as soon as practicable after such filing. No later than the first (1st) Business Day after a post-effective amendment to the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus or prospectus supplement included therein pursuant to Rule 424.

(c)       The Company shall as promptly as practicable notify the Holders of the time when the Registration Statement becomes effective or an amendment or supplement to any prospectus forming a part of such Registration Statement has been filed. The Company shall furnish to the Holders, without charge, such documents, including copies of any preliminary prospectus or final prospectus contained in the Registration Statement or any amendments or supplements thereto, and such other documents as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement. The Company shall reasonably cooperate with the Holders in connection with the disposition of such Registrable Securities pursuant to the Registration Statement, including with respect to the removal of stop transfer orders and restrictive legends on Registrable Securities sold pursuant to the Registration Statement.

(d)       The Company shall use commercially reasonable efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by the Registration Statement in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any such Holder reasonably requests in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject.

(e)       The Company shall promptly notify (which notice shall be accompanied by an instruction to suspend the use of the prospectus) the Holders when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which any prospectus included in, or relating to, the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information), and, subject to Section 3.2(h), promptly prepare and file with the SEC a supplement to the related prospectus or amendment to such Registration Statement or any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)       The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g)       The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be (1) listed on the Nasdaq Global Market during the Effectiveness Period and (2) reflected in the stock ledger maintained by the Company’s transfer agent.

(h)       Notwithstanding anything in this Agreement to the contrary, at any time after the Registration Statement becomes effective the Company may delay the disclosure of material, non-public information concerning the Company or any of its subsidiaries if the Board of Directors of the Company has a valid business reason for determining that disclosure of such information is not in the best interests of the Company and such disclosure is not otherwise required (a “Grace Period”); provided, however, that the Company shall promptly (i) provide written notice to the Holders of the Grace Period (provided that in no event shall such notice contain any material, non-public information) and the date on which the Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as possible; and (iii) provide written notice to the Holders of the date on which the Grace Period ends; provided, further, that (1) the Company shall not register any securities for its own account or that of any other existing or prospective stockholder or permit the Company’s officers and directors to trade in the Company’s shares during such Grace Period and (2) the Effectiveness Period shall be extended by the aggregate number of days in all Grace Periods during the Effectiveness Period. The provisions of Section 3.2(e) shall not be applicable during any Grace Period. Upon expiration of a Grace Period, the Company shall again be bound by the provisions of Section 3.2(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

Section 3.3 Current Public Information. During the Effectiveness Period, the Company shall use commercially reasonable efforts to (i) make and keep public information available, as those terms are defined in Rule 144, until all the Registrable Securities cease to be Registrable Securities, and so long as a Holder owns any Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its satisfaction of the current public information requirements of Rule 144 and (ii) file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act.

Section 3.4 Obligations of the Holders.

(a)       Each Holder shall furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended method of disposition of the Registrable Securities held by such Holder as shall be reasonably required to effect the registration of such Registrable Securities and shall execute, or shall cause to be executed, such customary documents in connection with such registration as the Company may reasonably request. In connection therewith, upon the execution of this Agreement, each Holder shall complete, execute and deliver to the Company a selling securityholder notice and questionnaire in the form attached hereto as Exhibit B. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of any additional information the Company requires from such Holder, and such Holder shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of the Registration Statement.

(b)       Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement.

(c)       Upon receipt of written notice from the Company of any event of the kind described in Section 3.2(e) or Section 3.2(f) or written notice of any Grace Period, each Holder shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed or that the Grace Period has ended. If so directed by the Company, such Holder shall use its commercially reasonable efforts to return to the Company (at the Company’s expense) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice other than permanent file copies then in such Holder’s possession.

(d)       No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed.

(e)       Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

Section 3.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses in connection with the sale of any Registrable Securities shall be borne by the Holder(s) selling such Registrable Securities.

Section 3.6 Transfer of Registration Rights. With respect to any Transfer of Registrable Securities by a Holder to a Permitted Transferee in accordance with Article II, the rights of such Holder contained in this Agreement as to such Shares Transferred may be assigned or otherwise conveyed by such Holder to the Permitted Transferee provided that the Permitted Transferee agrees with the Company in writing to be bound by this Agreement with respect to such Shares, in which case such Permitted Transferee shall thereafter be a "Holder" hereunder in accordance with the terms of this Agreement.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification. In the event any Registrable Securities are included in the Registration Statement:

(a)       The Company shall indemnify and hold harmless each Holder of Registrable Securities and such Holder’s officers, directors, employees, partners, members, agents (including brokers), representatives and Affiliates and each Person, if any, who Controls such Holder within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnitee”), against any losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) to which they may become subject, insofar as such losses, claims, damages, liabilities or reasonable expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference, (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made (in the case of any prospectus), not misleading, and (iii) a violation or alleged violation by the Company or its agents of the Securities Act, Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act or any other federal or state law, rule or regulation applicable to the Company or its agents or Affiliates in connection with the offer and sale of Registrable Securities pursuant to the Registration Statement, and the Company will pay to each such Holder Indemnitee, as accrued, any legal or other expenses reasonably incurred by he, she or it in connection with investigating or defending any such loss, claim, damage, liability, action or expense to the extent that any such expense is not paid under (i), (ii) or (iii) above; provided, however, that the indemnification contained in this Section 4.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any such loss, claim, damage, liability, action or expense to the extent that it arises out of or is based upon a Violation which occurs (A) in reliance upon and in conformity with written information furnished by a Holder to the Company, (B) in connection with any failure of such Person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) in connection with any offers or sales effected by or on behalf of any Holder Indemnitee in violation of Section 3.4(c) of this Agreement, or (D) as a result of offers or sales effected by or on behalf of any Holder Indemnitee by means of a free writing prospectus (as defined in Rule 405) that was not authorized in writing by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder Indemnitee, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(b)       Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and each of its officers, directors, employees, agents, representatives and Affiliates and Persons, if any, who Control the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnitee”), against any losses, claims, damages, liabilities or expenses to which any of the Company Indemnitees may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder which is contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made (in the case of any prospectus), not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary or final prospectus, amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder to the Company, (iii) a violation or alleged violation by a Holder of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to such Holder and relating to action or inaction required of such Holder in connection with the registration of such Holder’s Registrable Securities or (iv) in connection with any offer or sales effected by or on behalf of such Holder in violation of Section 3.4(c) of this Agreement, and such Holder, on a several basis, will pay, as accrued, any legal or other expenses reasonably incurred by any Company Indemnitee pursuant to this Section 4.1(b), in connection with investigating or defending any such loss, claim, damage, liability, action or expense as a result of such Holder’s untrue statement or omission or violation; provided, however, that the indemnification contained in this Section 4.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or expense if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the amount any Holder will be obligated to pay pursuant to this Section 4.1(b) and Section 4.2 will be limited to an amount equal to the net proceeds actually received by such Holder for the sale of the Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to indemnify and/or contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Company Indemnitee, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(c)       Promptly after receipt by a party to this Agreement entitled to indemnity hereunder (an “Indemnified Party”) under this Section 4.1 of notice of the commencement of any action (including any governmental action), such Indemnified Party will, if a claim in respect thereof is to be made against any party to this Agreement from whom indemnification may be sought under this Section 4.1 (an “Indemnifying Party”), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Party, if (i) the Indemnifying Party shall have failed to assume the defense of such claim within seven (7) days after receipt of notice of the claim and to employ counsel reasonably satisfactory to such Indemnified Party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the Indemnified Party, representation of such Indemnified Party by such counsel would be inappropriate due to actual or potential differing interests (including the availability of differing legal defenses) between such Indemnified Party and any other party represented by such counsel in such proceeding. It is understood that the Indemnifying Party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate counsel at any time for all such Indemnified Parties. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such action or claim by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party which relates to such action or claim. The Indemnifying Party shall keep the Indemnified Party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto. No Indemnifying Party will, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that includes a finding or admission of any violation of law or any violation of the rights of any Person or that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such action or claim. No Indemnifying Party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 4.1, except to the extent such failure to give notice has a material adverse effect on the ability of the Indemnifying Party to defend such action.

Section 4.2 Contribution. If the indemnification provided for in Section 4.1 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to severally and not jointly contribute pursuant to this Section 4.2, together with Holder’s liability under Section 4.1(b), will be limited to an amount equal to the net proceeds actually received by a Holder for the sale of the Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to contribute and/or indemnify (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

GENERAL PROVISIONS

Section 5.1 Entire Agreement. This Agreement (including Exhibit A hereto) constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.

Section 5.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered in person, (b) the third (3rd) Business Day after being deposited in the United States mail, registered or certified mail (return receipt requested), (c) the first (1st) Business Day after being deposited with Federal Express or any other recognized national overnight courier service or (d) if delivered by electronic mail, upon receipt. The addresses and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or email address as may be designated in writing hereafter, in the same manner, by any such Person.

Section 5.3 Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts (including by electronic means), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

Section 5.4 Amendment; Waiver. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities at such time. Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof.

Section 5.5 Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

Section 5.6. Governing Law; Venue. This Agreement and all claims or causes of action (whether sounding in contract or tort) arising under or related to this Agreement, shall be governed by and construed in accordance with, the laws of the State of Delaware, without regard to any rule or principle that might refer the governance or construction of this Agreement to the laws of another jurisdiction. In any action or proceeding between any of the parties arising under or related to this Agreement, each of the parties (a) knowingly, voluntarily, irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts located in Saint Louis county, Missouri and the federal courts located in Saint Louis, Missouri, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts, (b) agrees that all claims in respect of any such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 5.6, (c) waives any objection to the laying of venue of any such action or proceeding in such courts, including any objection that any such action or proceeding has been brought in an inconvenient forum or that the court does not have jurisdiction over any party, and (d) agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 5.2. The parties agree that any party may commence a proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

Section 5.7 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY, AND (C) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 5.7.

Section 5.8 Equitable Relief. Each party acknowledges and agrees that the other parties hereto would be irreparably harmed and would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed by such first party in accordance with their specific terms or were otherwise breached by such first party. Accordingly, each party agrees that the other parties hereto shall be entitled to an injunction or injunctions or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such parties are entitled at law or in equity.

Section 5.9 Miscellaneous. Except as otherwise expressly provided in this Agreement, each party shall pay its, his or her own expenses incurred in connection with the preparation, negotiation, execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement, except for Indemnified Parties.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

FIRST MID BANCSHARES, INC.

By:	/s/ Michael L. Taylor
Name:	Michael L. Taylor
Title:	Senior Executive Vice President & Chief Operating Officer

Address for Notice:

First Mid Bancshares, Inc.

1421 Charleston Avenue

Mattoon, Illinois 61938

Telephone No.: 217-234-7454

Email Address: MTaylor@firstmid.com

with a copy to (which shall not constitute notice):

Schiff Hardin LLP

233 S. Wacker Drive, Suite 7100

Chicago, Illinois 60606-6473

Telephone No.: (312) 258-5795

Email Address: jzgliniec@schiffhardin.com

Attention: Jason Zgliniec, Esq.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Name:	EPL LINCO Trust, dated December 1, 2015

By:	/s/ Elizabeth Paige Laurie
Name: Elizabeth Paige Laurie
Title: Trustee

Address for Notice:	302 Campusview Drive, Suite 108
Columbia, MO 65201
Telephone No.:	[redacted]
Email Address:	[redacted]

Exhibit A

Holders and Shares

Name of Holder	Number of Shares
EPL LINCO Trust, dated December 1, 2015	1,262,246 shares of common stock, par value $4.00 per share, of the Company

Exhibit B

Form of Notice and Questionnaire

NOTICE

First Mid Bancshares, Inc., a Delaware corporation (the “Company”) has filed or may file with the United States Securities and Exchange Commission a registration statement on Form S-3 (such registration statement or any subsequent registration statement, the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of shares of common stock, par value $4.00 per share, of the Company, in accordance with the Registration Rights Agreement, dated as of February 22, 2021, by and among the Company and the Holders named therein (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

The undersigned beneficial owner (the “Selling Holder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who Controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Registration Statement or the related prospectus in reliance upon and in conformity with information furnished by the undersigned to the Company, including the information provided in this Notice and Questionnaire.

If the Selling Holder transfers all or any portion of the Registrable Securities listed in Item 3 below to a Permitted Transferee after the date on which such information is provided to the Company, the Selling Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the General Counsel of the Company, Jason Crowder, at 217-258-2045 or jcrowder@firstmid.com.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a)       Your full legal name:

(b)       Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:
Fax No.:

(c)       Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

(d)       If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)       Full legal name of person through which you hold the Registrable Securities — (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:
DTC No.:
Contact person:
Telephone No.:

2.       Your Relationship with the Company.

(a)       Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.

☐ No.

(b)       If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.       Your Interest in the Registrable Securities.

(a)       State the type and amount of Registrable Securities beneficially owned by you:

(b)       Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes.

☐ No.

(c)       If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

Type:
Aggregate amount:
CUSIP No.:

(d)       Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.

☐ No.

(e)       At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

☐ Yes.

☐ No.

(f)       If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.       Nature of your Beneficial Ownership.

(a)       Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

(i)       A reporting company under the Exchange Act. ☐

(ii) A majority owned subsidiary of a reporting company under the Exchange Act. ☐

(iii) A registered investment fund under the 1940 Act. ☐

(b)       If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partner(s) of such limited partnership:

(i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c)       Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:

(C) Name(s) of shareholder(s): _______________________________________________________________________________

(ii)       (A) Full legal name of Controlling Entity(ies):

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:

(iii) Name(s) of shareholder(s):

5.       Short Positions

(A) Do you have an existing short position in the equity securities of the Company?

☐ Yes.

☐ No.

(B) If the answer to (A) is “Yes,” please describe the equity securities involved and the size of the short position.

(C) If the answer to (A) is “Yes” and the short position was created prior to the registration of the Registrable Securities, the short position may not be closed out with any Registrable Securities you own.

6. Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through Underwriters, broker-dealers or agents. If the Registrable Securities are sold through Underwriters, broker-dealers or agents, the Selling Holder will be responsible for underwriting discounts or commissions or agents’ commissions in accordance with the Registration Rights Agreement. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, (v) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (vi) purchases by a broker-dealer as principal and resale by the broker-dealer for its account, (vii) an exchange distribution in accordance with the rules of the applicable exchange, (viii) privately negotiated transactions, (ix) sales pursuant to Rule 144, (x) broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share, (xi) a combination of any such methods of sale, and (xii) any other method permitted pursuant to applicable law not involving hedging or short sales (provided that the Selling Holder may sell securities short and redeliver Registrable Securities to close out such short positions and may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the securities and deliver Registrable Securities to close out such short positions). The Selling Holder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its security obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Holder also may transfer and donate the Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the Selling Holder for purposes of this prospectus.

State any exceptions here:

[Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.]

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and Selling Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and Selling Holder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

EPL LINCO Trust, dated December 1, 2015

Signature:
Name:	Elizabeth Paige Laurie
Title	Trustee
Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO FIRST MID BANCSHARES, INC. AS FOLLOWS:

Jason Crowder, General Counsel

First Mid Bancshares, Inc.

1421 Charleston Avenue

Mattoon, Illinois 61938

jcrowder@firstmid.com